UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 4, 2008

NANOSENSORS, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  000-51007

NEVADA	20-0452700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1475 Veterans Blvd.
Redwood City, CA 94063
(Address and zip code of principal executive offices)

(650) 641-2349
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2008, Thomas Hendren, a director of the Registrant notified the Registrant that he was resigning from the Board of Directors of the Registrant effective immediately.

Section 9 - Financial Statements and Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NANOSENSORS, INC.

By:	/s/ Robert Baron
Name:	Robert Baron
Title:	Interim Chief Executive Officer
Date:	September 8, 2008